Prospectus supplement	August 30, 2011

Putnam Asia Pacific Equity Fund Summary and Statutory Prospectuses dated August 30, 2011

The section Investments in the fund’s Summary Prospectus and the sub-section Investments in the section Fund summary in the fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:

Investments

We invest mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that we believe have favorable investment potential. We may invest in both developed countries and emerging markets, although under normal circumstances we focus on emerging markets. This means that we invest primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although we may invest in companies in those countries. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

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